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                                                                    Exhibit 10.2

                                MEDSITE.COM, INC.

                             1999 STOCK OPTION PLAN

         1. PURPOSE. The purpose of this Medsite.com, Inc. 1999 Stock Option Plan (the "Plan") is to promote the growth and general prosperity of Medsite.com, Inc. (the "Company"), to attract qualified personnel to accept positions of responsibility with the Company, to provide incentives for personnel to remain in the employ of the Company and to induce personnel to maximize the Company's performance during the terms of their options.

         This Plan is intended to provide incentives: (a) to the officers and other employees of the Company and Related Corporations (as hereinafter defined) by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("ISOs"); and (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Options").

         2. DEFINITIONS. As used in the Plan, unless the context requires otherwise, the following terms shall have the following meanings:

                           (a) "Board" shall mean the Board of Directors of the
Company.

                           (b) "Committee" shall mean a committee of the Board,
designated by the Board, and composed solely of members of the Board (at least two in number).

                           (c) "Common Stock" shall mean the Company's common
stock, $0.00005 par value, or if, pursuant to the adjustment provisions of
Section 14 hereof security is substituted for the common stock, such other security.

                           (d) "Discharge(d) for Cause" shall mean the cessation
of Employee's employment by the Company for (i) chronic insubordination; (ii) fraud; (iii) embezzlement; (iv) dishonesty; (v) gross neglect or dereliction of duty; (vi) conduct that has or may cause serious injury to the Company (monetary or otherwise), as determined by the Board of Directors of the Company; or (vii) conviction of, or pleading guilty or no contest to, a felony, or any lesser crime which involves property of the Company.

                           (e) "Discharge(d) Without Cause" shall mean the
cessation of Employee's employment with the Company for any reason other than Discharge for Cause.

                           (f) A "Disqualifying Disposition" shall mean any
disposition (including any sale) of Common Stock before the later of (a) two years after the date the employee was granted the ISO pursuant to which he acquired the Common Stock, or (b) one year after the date the employee acquired Common Stock by exercising the ISO.
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                           (g) "Effective Date" shall mean January 1, 1999.

                           (h) "Employee" shall mean any employee of the Company
or Related Corporation to whom an Option has been granted.

                           (i) "Grant Date" shall mean the date on which an
Option is granted.

                           (j) "Independent Third Party" means any Person or
group of Persons who, immediately prior to the contemplated transaction, does not own in excess of 10% of the common equity of the Company or a Related Corporation on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 10% owner of capital stock and who is not the spouse or descendent (by birth or adoption) of any such 10% owner of capital stock.

                           (k) "Option" shall mean an ISO or a Non-Qualified
Option, granted pursuant to the Plan, to purchase one or more shares of Common Stock. To the extent the Option adheres to the provisions of Section 422 of the Code, it qualifies as an ISO; to the extent it does not so adhere, it is a Non-Qualified Option.

                           (l) "Optionee" shall mean a person to whom an Option
has been granted under the Plan.

                           (m) "Person" means an individual, a partnership, a
corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

                           (n) "Public Sale" means any sale pursuant to a
registered public offering under the Securities Act of 1933, as amended from time to time.

                           (o) "Related Corporation" shall mean a subsidiary
corporation as such term is defined in Section 424(f) of the Code.

                           (p) "Sale of the Company" means the sale of the
Company to an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power to elect a majority of the Board (whether by merger, consolidation or sale or transfer of the Company's capital stock) or
(ii) all or substantially all of the Company's assets determined on a consolidated basis.

                           (q) "Termination of Employment" shall mean the
cessation of Employee's employment with the Company.

                           (r) "Termination Date" shall mean the effective date
of Employee's Termination of Employment irrespective of the cause or reason for such termination.

         3. ADMINISTRATION OF THE PLAN.

         3.1 Board or Committee Administration. The Plan shall be administered by the Board or by a Committee appointed by the Board; provided, that, to the extent required by


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Rule 16b-3, or any successor provision ("Rule 16b-3"), of the Securities
Exchange Act of 1934, with respect to specific grants of stock rights, the Plan shall be administered by a disinterested administrator or administrators within the meaning of Rule 16b-3. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each stock right by the Board and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 5 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 5 to receive Non-Qualified Options) to whom Non-Qualified Options may be granted; (ii) determine the time or times at which Options may be granted; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in Section 7;
(iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to Section 8) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options in favor of the Company are to be imposed on shares subject to Options and the nature of such restrictions, if any, and; (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take (or fail to take) whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

         3.2 Committee Action. The Committee may select one of its members as its chairperson, and shall hold meetings at such time and places as it may be determined. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

         3.3 Grant of Options to Board Members. Options may be granted to members of the Committee or the Board consistent with the provisions of the first sentence of Section 3.1 above, if applicable. All grants of Options to members of the Committee or the Board shall in all other respects be made in accordance with the provisions of the Plan applicable to other eligible persons. Members of the Committee or the Board who are either (i) eligible for Options pursuant to the Plan or (ii) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting to himself of Options, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Options.


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         4. STOCK. The stock subject to Options shall be authorized but unissued shares of Common Stock of the Company, par value $0.00005 per share, or shares of Common Stock acquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 800,000 (post split). This number is subject to adjustment as provided in Section 14. Any such shares may be issued as ISOs or Non-Qualified Options, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unexercised shares, the unpurchased shares subject to such Options and any unexercised shares so acquired by the Company shall again be available for grants of Options under the Plan.

         5. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstance in determining whether to grant an ISO or a Non-Qualified Option. Granting of any Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify him/her or it from, participation in any other grant of Options.

         6. GRANTING OF OPTIONS. Options may be granted under the Plan at any time on or after the Effective Date and prior to December 31, 2008. The date of an Option under the Plan will be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the Optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 15.

         7. MINIMUM OPTION PRICE; ISO LIMITATIONS.

                  7.1 Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten (110%) percent of the fair market value per share of Common Stock on the Grant Date.

                  7.2 Price for Non-Qualified Options. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the minimum legal consideration required therefor under the law of the State of New York or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

                  7.3 $100,000 Annual Limitation on ISOs. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under the Plan and all incentive stock option plans of the Company and any Related Corporation, the value of Common Stock (determined at the time ISOs were granted) which is subject to ISOs that become exercisable for the first time by such


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employee during any calendar year does not exceed $100,000. Any options granted to an employee in excess of such amount will be granted as Non-Qualified
Options.

                  7.4 Determination of Fair Market Value. The fair market value of Option shares shall be an amount per share determined on the basis of the price at which shares of the Common Stock could reasonably be expected to be sold in an arms-length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the Company. Fair market value shall be determined by the Committee, giving due consideration to recent grants of ISOs for shares of Common Stock, recent transactions involving shares of the Common Stock, if any, earnings of the Company to the date of such determination, projected earnings of the Company, the effect of the transfer restrictions to which the Option shares are subject under law and the Plan, the absence of a public market for the Common Stock and such other matters as the Committee deems pertinent. If the Common Stock of the Company is traded on any national securities exchange or the NASDAQ Interdealer Quotation System, fair market value shall be (i) the average of the high and low closing sales prices, or (ii) the average of the last reported sale price on the NASDAQ National Market System, or (iii) the average of the closing bid prices for the twenty (20) consecutive trading days preceding the date of the event. The determination by the Committee of the fair market value shall be conclusive and binding. The fair market value of the Option shares shall be determined as of the day on which the event occurs.

         8. OPTION DURATION. Subject to earlier termination as provided in
Section 12, each Option shall expire on the date specified by the Committee, but not more than (a) ten years from Grant Date in the case of ISOs generally, (b) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, and (c) ten years and one day from the Grant Date in the case of Non-Qualified Options. Subject to earlier termination as provided in Section 12, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to Section 15.

         9. EXERCISE OF OPTION. Subject to the provisions of Sections 10, 12 and 17, each Option granted under the Plan shall be exercisable as follows:

                  9.1 Incentive Stock Options. All ISOs shall be either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

                  9.2 Non-Qualified Options. All Non-Qualified Options shall be either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

                  9.3 Period of Exercisability. Once an Option or installment becomes exercisable, it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.


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                  9.4 Partial Exercise. Each Option or installment may be
exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

                  9.5 Acceleration of Installments. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not, without the consent of an Optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 15) if such acceleration would violate the annual exercise limitation contained in Section 422(d) of the Code, as described in Section 7.3.

         10. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 7, 8, 9, 12 and 17 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. Non-Qualified Options shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

         11. MEANS OF EXERCISING STOCK OPTION. An Option (or any part or installation thereof) shall be exercisable by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Stock Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clause (b), (c) or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a stockholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.


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         12. TERMINATION OF EMPLOYMENT.

                  12.1 Termination of Options. In the event that Employee is Discharged Without Cause or if Employee voluntarily resigns from employment with the Company, Employee shall have ninety (90) days from the such date of Discharge Without Cause or resignation in which to exercise any Option vested in Employee under this Plan, to the extent of the number of shares with respect to which he could have exercised it on the date of his Discharge. Thereafter, any Option vested in, or granted to, Employee shall terminate.

                  12.2 Termination for Cause. If Employee is Discharged for Cause, at any time during the term of this Plan, any Option granted to Employee under this Plan shall automatically terminate as of the Termination Date.

                  12.3 Death. If any ISO Optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the law of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or 90 days from the date of the Optionee's death. Thereafter, any Option granted to Employee shall terminate.

                  12.4 Disability. If an ISO Optionee ceases to be employed by the Company and all Related Corporations by reason of his/her disability, he/she shall then have the right to exercise any ISO hold by him/her on the date of termination of employment, to the extent of the number of shares with respect to which he/she could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or one year from the date of the termination of the Optionee's employment. Thereafter, any Option granted to Employee shall terminate. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code.

         13. RESTRICTIVE COVENANT.

                  13.1 As an express condition to the granting of an Option to Employee under this Plan, Employee shall agree that during his/her employment with the Company and upon his/her Termination of Employment for any reason whatsoever (whether voluntary or involuntary, and whether or not Discharged With Cause) Employee shall not directly or indirectly:

                           (a) with respect to products or services that are
competitive with those of the Company, solicit or accept business or orders from any persons, firms or entities, which were, prior to the Termination Date, customers or clients of the Company;

                           (b) interfere with, disrupt or attempt to disrupt
relationships, contractual or otherwise, between the Company, and any of its customers, clients, employees or vendors; or

                           (c) be employed by, or have any interest in (whether
as partner, shareholder, director, officer, consultant, contractor or otherwise), any business located in, or doing


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business in, the United States of America with respect to products or services that are competitive with those of the Company.

                  13.2 Further, Employee shall acknowledge that if Employee violates the provisions of Section 13.1, money damages would be an inadequate remedy for the Company, and that therefore, in such event, the Company, in addition to any other remedies that it may have at law or in equity or under this Plan, shall be entitled to an injunction issued by a court of competent jurisdiction, restraining the Employee from committing or continuing to engage in such prohibited activities. Employee agrees that upon request of the Company the Employee shall execute such instruments as the Company and/or its counsel deems advisable to effectuate the purposes of this Section 13.

                  13.3 In the event Employee violates the covenant described in
Section 13.1, at any time during or after the term of this Plan, any Options granted to Employee under this Plan shall automatically terminate.

         14. ADJUSTMENTS. Upon the occurrence of any of the following events, an Optionee's rights with respect to Options granted him/her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Optionee and the Company relating to such Option:

                  14.1 Stock Dividends and Stock Splits. If the shares of the Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

                  14.2 Sale of the Company. If the Company is to be consolidated with or acquired by another entity in a Sale of the Company, the Committee or the board of directors of any successor entity (the "Successor Board"), shall, as to outstanding Options, either (a) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options any equity securities of the successor entity; (b) upon written notice to the Optionee, provide that all Options must be exercised, if at all, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; (c) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options over the exercise price thereof; (d) terminate some or all Options in exchange for the right to participate in any stock option or other employee benefit plan of any successor entity; or (e) provide for the acceleration of any time period relating to the exercise of the Option. If a proposed Sale of the Company is abandoned or otherwise not consummated then, to the extent that the portion of the Option not exercised prior to such abandonment shall have become exercisable solely by operations of this Section 14.2, such exercisability shall be annulled and of no further force or effect, and the exercisability period set forth in the instrument ordering the Option shall be reinstated as of the date of such abandonment.


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                  14.3 Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Section 14.2) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an Optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he/she would have received if he/she had exercised his/her Option prior to such recapitalization or reorganization.

                  14.4 Change in Control. In order to preserve an Optionee's rights in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may, at the time an Option is granted or at any time thereafter, take one or more of the following actions:
(i) provide for the acceleration of any time period relating to the exercise of the Option, (ii) provide for payment to the Optionee of cash or other property with a fair market value equal to the amount that would have been received upon the exercise of the Option had the Option been exercised upon the change in control, (iii) adjust the terms of the Option in a manner determined by the Committee to reflect the change in control, (iv) cause the Option to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Optionees and in the best interests of the Company.

                  14.5 Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Section 14.1, 14.2 or 14.3 with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

                  14.6 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, other than a dissolution or liquidation in connection with a Sale of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

                  14.7 Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

                  14.8 Fractional Shares. No fractional shares shall be issued under the Plan and the Optionee shall receive from the Company cash in lieu of such fractional shares.

                  14.9 Adjustments. Upon the happening of any of the events described in Section 14.1, 14.2 or 14.3, the class and aggregate number of shares set forth in Section 4 hereof that are subject to Options which previously have been subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subsections. The Committee or


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the Successor Board shall determine the specific adjustments to be made under this Section 14 and, subject to Section 3, its determination shall be conclusive.

         If any person or entity owning restricted Common Stock obtained by exercise of an Option made hereunder receives shares or securities or cash in connection with a corporate transaction described in Section 14.1, 14.2 or 14.3 as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

                  14.10 Rights of Repurchase. If any of the events specified in
Section 14.11 below occur, then,

                           (a) with respect to shares acquired upon exercise of
an Option ("Option Shares") prior to the occurrence of such event, within ninety
(90) days after the Company receives actual knowledge of the event, and

                           (b) with respect to Option Shares acquired after the
occurrence of such event, within ninety (90) days following the date of such exercise, (in either case, the "Repurchase Period"), the Company shall have the option, but not the obligation, to repurchase all, but not a portion of, the Option Shares from the Optionee, or his/her legal representatives, as the case may be (the "Repurchase Option"). The Repurchase Option shall be exercised by the Company by giving the Optionee, or his/her legal representative, written notice of its intention to exercise the Repurchase Option on or before the last day of the Repurchase Period, and, together with such notice, tendering to the Optionee, or his/her representative, an amount equal to the Option exercise price. The Company may, in exercising the Repurchase Option, designate one or more nominees to purchase the Option Shares either within or without the Company. Upon timely exercise of the Repurchase Option in the manner provided in this Section 14.10, Optionee, or his/her legal representative, shall deliver to the Company the stock certificate or certificates representing the Option Shares, duly endorsed and free and clear of any and all liens, charges and encumbrances. Upon the failure to so deliver such stock certificate or certificates, the Company at its option may deem the Option Shares canceled and reflect such cancellation on its books.

         If the Option Shares are not purchased under the Repurchase Option, the Optionee and his/her successor in interest, if any, will hold any of the Option Shares in his/her possession subject to all of the provisions of the Plan.

         Notwithstanding any of the foregoing to the contrary, the repurchase options set forth in this Section 14.10 shall expire and terminate on the earlier of (i) the tenth (10th) anniversary of the date of the grant hereof; or
(ii) the date on which shares of the same class of the Option Shares are listed or admitted to unlisted trading privileges on a national securities exchange or as to which sales or bid and offer quotations are reported in the automated quotation system operated by the National Association of Securities Dealers, Inc.

                  14.11 Company's Right to Exercise Repurchase Option. The Company shall have the Repurchase Option in the event that any of the following events shall occur:


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                           (a) The receivership, bankruptcy or other creditor's
proceeding regarding the Optionee or the taking of any of Optionee's Option Shares by legal process, such as a levy of execution; or

                           (b) Distribution of shares held by the Optionee to
his/her spouse as such spouse's joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company.

         15. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS. The Committee, at the written request of any Optionee, may, in its discretion, take such actions as may be necessary to convert such Optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

         16. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Qualified Option, or the making of a Disqualifying Disposition (as defined in Section 2), the Company, in accordance with Section 3402(a) of the Code, may require the Optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The committee in its discretion may condition (i) the exercise of an Option, or
(ii) the vesting of restricted Common Stock acquired by exercising an Option, on the grantee's payment of such additional withholding taxes.

         17. ASSIGNABILITY. No Option shall be assigned or transferable by the Optionee except by will or by the laws of descent and distribution. During the lifetime of the Optionee, each ISO shall be exercisable only by him/her.

         18. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each Employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

         19. TERMS AND AMENDMENT OF PLAN. This Plan was adopted by the Board of Directors of the Company on March 5, 1999 and is effective January 1, 1999, subject (with respect to the validation of ISOs granted under the Plan) to approval of the Plan by the stockholders of the

Company at a Meeting of the Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to March 1, 2000, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on December 31, 2008 (except as to Options outstanding on that date). The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to Section 14); (b) the provisions of Section 5 regarding the eligibility for grants of ISOs may not be modified; (c) the provisions of Section 7.2 regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to Section 14); and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this
Section 19, in no event may action of the Board of Directors or stockholders alter or impair the rights of an Optionee, without his/her consent, under any Option previously granted to him/her.

         20. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for working capital and other general corporate purposes.

         21. GOVERNMENTAL REGULATION; STOCK OPTION AGREEMENT. Anything contained herein to the contrary notwithstanding, the Company shall not be obliged to sell or issue any shares of Common Stock pursuant to the exercise of the Option unless and until (i) the Company is satisfied that such sale or issuance complies with all applicable provisions of the 1933 Securities Act and all other laws or regulations by which the Company is bound or to which the Company or such shares are subject and (ii) if Optionee has not already done so, Optionee executes and delivers any Stock Option Agreement in the form then being utilized by the Company with respect to new employee-stockholders which covers the shares of Common Stock acquired pursuant to the exercise of the Option.

         22. MISCELLANEOUS PROVISIONS.

                  22.1 No Employee of the Company or any other person shall have any claim or right to have an Option granted to him under this Plan except as specifically set forth herein. The Optionee shall have no rights as stockholder with respect to an Option until a stock certificate therefor has been issued to the Optionee and is fully paid for by the Optionee. Except as expressly provided in this Plan with respect to certain changes in capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

                  22.2 Neither the existence nor provisions of this Plan nor any action taken hereunder shall be deemed to give Employee the right to be retained in the employ or service of the Company or to interfere with the rights of the Company to discharge Employee at any time.

                  22.3 The Company shall have the right to deduct from all grants of Options and their conversion to Common Stock on the Trigger Date any Federal, State, County or municipal taxes required by law to be withheld with respect to same.

                  22.4 This Plan and all requirements thereunder shall be construed in accordance with and governed by the laws of the State of New York.

                  22.5 Any provision of this Plan which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  22.6 Throughout this Plan, the masculine shall include the feminine and vice versa and the singular shall include the plural and vice versa, unless the context of this Plan indicates otherwise.

         IN WITNESS WHEREOF, the Company has duly executed this Stock Option Plan on this ________ day of March, 1999.

                                             MEDSITE.COM, INC.

                                             By: _______________________________
                                                 Sundeep Bhan, President